UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2022

GZ6G TECHNOLOGIES CORP.
(Exact name of Company as specified in its charter)

Nevada	000-51007	20-0452700
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Technology Drive, Bldg B,Suite B123

Irvine, California 92618

(Address of principal executive offices)

(949) 872-1965

(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Section 1 – Entry Into A Material Definitive Agreement

Item 1.01 Entry Into A Material Definitive Agreement

On July 7, 2022, effective June 14, 2022, the Company entered into a Sponsorship & Services Agreement (Agreement) with the Texas Rangers MLB Stadium called Globe Life Field (Rangers) wherein the Rangers granted sponsorship benefits to the Company.  The Agreement calls for advanced sponsorship revenue share payments of $375,000 by the Company to the Rangers during the fiscal years 2023 and 2024, pursuant to a split fee arrangement for WiFi managed services and Sponsorship opportunity.  The Agreement offers the rights of the Company to place stadium ads in a shared revenue model.  The Company will also manage the WiFi Network captive portal remotely, as an exclusive arrangement.

A full copy of the Sponsorship & Services Agreement, along with supporting documents, are filed herewith as exhibits to this Form 8-K.

On July 11, 2022, the Company entered into a Convertible Promissory Note with 1800 Diagonal Lending, LLC, a Virginia limited liability company, in which 1800 Diagonal agreed to lend the Company $63,750, with gross proceeds of $60,000 after deducting fees. The Term of the Note is twelve months with an interest rate of 10%. The conversion rate of the Note is as follows: 35% discount to the lowest bid price during the ten-day trading period prior to a notice of conversion. Funds were deposited on July 25, 2022, and will be used for operating costs and further execution of GZ6G’s business plan.

A full copy of the Convertible Promissory Note and Stock Purchase Agreement are filed herewith as exhibits to this Form 8-K

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

On July 19, 2022, 383,000 unregistered shares of the Company’s common stock were issued to Acorn Management Partners, LLC in lieu of cash payments owed to Acorn pursuant to a Professional Relations and Consulting Agreement (Consulting Agreement) entered into on April 7, 2022, and an Addendum to that Consulting Agreement entered into on July 6, 2022.

A full copy of the Professional Relations and Consulting Agreement and the Addendum are filed herewith as exhibits to this Form 8-K.

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Section 9 – Financial Statements and Exhibits

Item 9.01 – Exhibits

10.1	Sponsorship & Services Agreement

10.2	Convertible Promissory Note between GZIC and 1800 Diagonal Lending LLC

10.3	Stock Purchase Agreement between GZIC and 1800 Diagonal Lending LLC

10.4	Professional Relations and Consulting Agreement between GZIC and Acorn Management Partners LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed on April 15, 2022)

10.5	Addendum to Professional Relations and Consulting Agreement between GZIC and Acorn Management Partners LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

About GZ6G Technologies:

GZ6G Technologies is the complete enterprise smart solutions provider for large venues and cities. OTCMarkets: (OTCQB: GZIC)

GZ6G Technologies is focused on acquiring smart city solutions, developing innovative products, and overseeing smart cities and smart venues, and modernizing facilities and buildings operations with emerging 5G and Wi-Fi 6 technologies. Target markets include stadiums, airports, universities, and smart city projects.

GZ6G Technologies comprises four departments: Green Zebra Smart Labs: Software planning and development of applications integrated for enterprises, cities, stadiums, universities, commercial, and industrial technologies to optimize user engagement and streamline experiences. Solutions are powered by artificial intelligence, machine learning, data analytics for historical data, operation forecasting, and predictive monetization strategies. Green Zebra Smart Networks: Integrated wireless and IT consulting and infrastructure management for enterprise and mid-size organizations. Green Zebra technical teams will also provide technical support, cybersecurity, and procurement of networking hardware and software for enterprise-level clients. Green Zebra Smart Data:Cloud, hybrid, and on-premise Storage and multilayer security of servers for cloud computing solutions and remote management systems for co-location and hosting options for venues, cities, and customers. Green Zebra Smart Media:full-service marketing and advertising agency for cities, stadiums, and large venues to utilize digital media across the Green Zebra media network. Media trafficking and media placement powered by Green Zebra Labs data analytics and software. Since 2017, GZ6G Technologies is the trusted, smart solutions provider for clients such as Governor’s Island, NY, and the city of New York and the city of West Des Moines, Iowa.

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FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company's expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company's public filings with the SEC, which are available to the public at the SEC's website at www.sec.gov.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GZ6G TECHNOLOGIES CORP

Date: July 25, 2022	By:	/s/ William Coleman Smith
Name: William Coleman Smith
Title: President

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